CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and KAPREL OSZOLAK, Chief Financial Officer of The Travelers Series Trust - Large Cap Portfolio (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                        Chief Financial Officer
The Travelers Series Trust -                   The Travelers Series Trust -
Equity Income Portfolio                        Equity Income Portfolio

/s/ R. Jay Gerken                              /s/ Kaprel Ozsolak
-----------------------                        ------------------------
R. Jay Gerken                                  Kaprel Ozsolak
Date: March 10, 2005                           Date: March 10, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and KAPREL OSZOLAK, Chief Financial Officer of The Travelers Series Trust - Large Cap Portfolio (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                             Chief Financial Officer
The Travelers Series Trust -                        The Travelers Series Trust -
Large Cap Portfolio                                 Large Cap Portfolio

/s/ R. Jay Gerken                                   /s/ Kaprel Ozsolak
-----------------------                             ------------------------
R. Jay Gerken                                       Kaprel Ozsolak
Date: March 10, 2005                                Date: March 10, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.